Chase Funds
                        Supplement Dated November 1, 2000
                               Premier Share Class
                         Prospectus Dated April 28, 2000


On October 24, 2000, the Board of Trustees of the Chase Funds approved the following reorganization:

Current Fund                                         Successor Fund
------------                                         --------------
Chase Money Market Fund                     Chase Vista Prime Money Market Fund

Shareholders of record of the Current Fund as of November 10, 2000 will be mailed a proxy statement giving them the opportunity to vote on the proposed reorganization at a special shareholders' meeting on January 26, 2001. Under the proposal, the Current Fund will transfer all of its assets and liabilities to the Successor Fund listed above in exchange for shares of the Successor Fund. As a result, shareholders of the Current Fund would receive an equal number of the Premier Shares of the Successor Fund on the date of the exchange. If approved by the shareholders, the reorganization will take place on Monday, February 19, 2001 or another date recommended by the Board of Trustees of the Chase Funds.